                                                                 EXHIBIT 10.62

                            CONSIGNMENT AGREEMENT

     THIS AGREEMENT, dated this 30th day of September, 1993 is made by and between World Airways (hereinafter referred to as "Consignor") and the Memphis Group Inc. (hereinafter referred to as "Consignee").

     Consignee is engaged in the business of buying and selling surplus aircraft material, and Consignor desires hereby to supply Consignee with an inventory of related aircraft material under a consignment arrangement, the terms and conditions of which are set forth below:

     1.  AGREEMENT.  Consignor hereby consigns to Consignee the Consigned
         ---------
Goods identified in Exhibit "A", attached hereto (the "Consigned Goods"). Subject to the terms and conditions herein, Consignee agrees to use its best efforts to market and to sell any and all of the Consigned Goods.

     2.  TERM.  This agreement shall, subject to the terms and conditions
         ----
contained herein, remain in effect for a period of three (3) years.

     3.  CONDITIONS OF SALES BY CONSIGNEE.  All sales shall be subject to the
         ---------- -- ----- -- ---------
following terms and conditions:

         (a) Consignee agrees to use its best efforts to sell the Consigned Goods at the highest current market value possible;

         (b) Sales of any Consigned Goods shall be reported to Consignor monthly, within 10 days of the end of month during which the sales were invoiced, with purchase orders for sales being forwarded from Consignee to Consignor for the amount due, less applicable commission and charges for any repairs.

         (c) Consignee shall pay Consignor for consigned goods sold within thirty (30) days of end of month during which the sales were invoiced.

         (d) Consignee agrees that upon notification from Consignor, it will pay all or any specified amounts of payments due under this agreement to International Lease Finance Corporation or such other company as Consignor may designate. Such designations to be irrevocable by Consignor unless consented to by payee.

         (e) Consignor agrees to provide to Consignee at its cost during this Agreement, all illustrated parts catalogues or service bulletins, if applicable, that may be necessary to satisfy sales of consigned material.

     4.  EXCLUSIVE RIGHT TO SELL; COMMISSION.  Consignee shall have exclusive
         -----------------------------------
right to sell the Consigned Goods during the term of the Agreement. Consignee shall be paid a commission as stated in Exhibit "B".

     5.  EXCHANGE OR RENTAL TRANSACTIONS.  It may be determined by Consignee
         -------------------------------
that certain components would be more likely exchange or rental items as opposed to outright sale. In the event that Consignee has the opportunity to exchange or rent certain consigned items under this Agreement, Consignee shall be paid a commission of 23 percent of the gross exchange or rental price. It should be pointed out that under this program the Consignor does not lose title to the exchanged or rented component or a like equivalent.

     6.  REPAIRS OF CONSIGNEE GOODS.  It may be determined by Consignee to
         --------------------------
enhance, repair or overhaul a particular consigned good by utilizing the services of an FAA approved facility in order to improve its value or likelihood of sale. In the event any of the consigned goods are so enhanced, repaired or overhauled, consignee shall advance the cost of same and shall maintain adequate accounting records of such costs and shall deduct such costs, as supported by receipts and invoices, from Consignor's proceeds from sales of consigned inventory monthly.

     7.  INSURANCE.  Consignor will maintain all risk insurance coverage on
         ---------
all consigned inventory covered by this Agreement.

     8.  SHIPMENT OF CONSIGNED GOODS.
         ---------------------------
         (a) Consignee shall take delivery of all Consigned Goods F.O.B. Memphis, TN. Consignor shall bear all risk and expense of transporting Consigned Goods to Consignee's facility. In the event that any Consigned Goods are to be returned to Consignor from Consignee's facility to Consignor's place of business or any other place of delivery designated by Consignor, the

              Consignor shall bear all risk and expense of transportation.

         (b) Transportation of Consigned Goods to any purchaser shall be the responsibility of Consignee.

     9.  PARTIAL RETURN OF CONSIGNED GOODS.  In the event Consignor has a need
         ---------------------------------
of certain consigned items from time to time for the Consignors own consumption, Consignee shall return such items to Consignor in a timely manner at a charge of $25.00 per line item during normal business hours and $50.00 per line item after hours and on weekends, plus normal transportation expenses to the designated location.

     10.  INVENTORY REPORTS.  Consignee agrees to provide the Consignor, on a
          -----------------
monthly basis, inventory status reports. Consignee further agrees to permit Consignor or its designated accounting agency full audit rights in support of Consignor's physical inventory.

     11.  TERMINATION OF AGREEMENT.  This agreement may be cancelled by either
          ------------------------
party upon ninety (90) days written notice as provided in paragraph 12.

     12.  NOTICES.  All notices, receipts or demands of any kind, under the
          -------
terms of this agreement, if to Consignor, shall be made by mailing such notice to WorldCorp, 13873 Park Center Road, Suite 490, Herndon, VA 22071, Attn: Seth Potack, Treasury Manager and if to Consignee, by mailing such notice to 3900 Willow Lake Blvd. Memphis, TN 38118, Attn: Chief Financial Officer.

     13.  WARRANTIES: INDEMNIFICATION.
          ---------------------------
          (a) Consignor will assign, deliver and convey to Consignee any and all manufacturer's warranties applicable to the Consigned Goods.

     14.  SALE BY CONSIGNEE.  The Consignee shall conduct the business of
          -----------------
selling and distributing the Consigned Goods in its own name, in accordance with its own terms and conditions of sale. Collection of credit extended for the purchase and sale of any Consigned Goods will be the sole responsibility of Consignee.

     15.  DISPOSITION OF CONSIGNED GOODS AFTER TERMINATION.
          ------------------------------------------------
     In case this agreement shall be terminated by the Consignor, the Consignee, at the request of the Consignor, shall permit all Consigned Goods at the effective date of such termination to remain in storage at the Consignee's warehouse for such period, not exceeding ninety (90) days thereafter; as the Consignor shall require to dispose of the same; the consignee shall, upon request of the Consignor, at any time or from time to time during such ninety (90) day period, load or cause the same to be loaded and shipped from the Consignee's warehouse in accordance with the Consignor's instructions without any cost or charge to the Consignee therefore. During such ninety (90) day period, the Consignor's representatives shall have the right to enter the Consignee's warehouse during all usual business hours for the purpose of dealing with the disposition of the Consignor's consigned stock. The Consignor will remove or give instructions for the shipment of all property in consigned stock within the ninety (90) day period. In the event of termination, initiated by Consignor, the Consignee will be allowed to recover from the Consignor, all labor and related overhead costs associated with the removal of the inventory from the Consignee's facility and additionally any cost of repairs that have not been recovered by the Consignee.

     16.  DISPOSITION OF CONSIGNED STOCK FOR SCRAP.  In the case whereby the
          ----------------------------------------
Consignor requests or the Consignee recommends certain material for scrap, the Consignee will respond in accordance with the Consignor's instruction for disposition.
          (a) In the event the Consignor requests material to be returned to the Consignor's facility, transportation of consigned goods shall be the responsibility of the Consignor.

          (b) In the event the Consignor requests material to be scrapped by the Consignee in accordance with the Consignor's instructions, the Consignee shall be paid a commission from the scrap proceeds of 50 percent of the residual scrap value.

     17.  ADVERTISING: SALES
          ------------------
          (a) Consignee may, but shall not be required to advertise the Consigned Goods in such publications as, in the sole discretion of Consignee, facilitate the sale of Consigned

             Goods. Any cost incurred for advertising shall be paid by Consignee.

         (b) Consignee will, in addition to any advertising, utilize its sales force, at its cost, to market and sell Consigned Goods.

     18. ASSIGNMENT. This Agreement shall insure to the benefit of and be
         ----------
binding upon the successors and assigns of the parties hereto, but it may not be voluntarily assigned, wholly or in part, by either party hereto without the prior written consent of the other party.

     19. GOVERNING LAW. This Agreement shall be interpreted in accordance with
         -------------
the plain English meaning of its terms, and the construction thereof shall be governed by the laws of the State of Tennessee, United States of America.

     IN WITNESS WHEREOF, the parties hereto have entered into the Agreement on the date first written above.


CONSIGNOR   World Airways, Inc.       CONSIGNEE   The Memphis Group, Inc.
         -------------------------             -------------------------------
BY:   /S/                             BY:   /S/
   -------------------------------       -------------------------------------
TITLE:   C.F.O.                       TITLE:   Chief Financial Officer
      ----------------------------          ----------------------------------

                             WORLD AIRWAYS, INC.

                      ROTABLE SPARES SURPLUS INVENTORY

                                 EXHIBIT A1

                                 N114 & N115

- --------------------------------------------------------------------------------
                                                     SERIAL       BASE
PART NUMBER     NOMENCLATURE               QTY       NUMBER     LOCATION
- --------------------------------------------------------------------------------
1010099-6       WATER BOILER                1        3.83-887   MEM GROUP
- --------------------------------------------------------------------------------
1010099-6       WATER BOILER               1        5.79-380   MEM GROUP
- --------------------------------------------------------------------------------
1010099-6       WATER BOILER                1       10.91-189   MEM GROUP
- --------------------------------------------------------------------------------
1010099-6       WATER BOILER                1        3.83-896   MEM GROUP
- --------------------------------------------------------------------------------
1010099-6       WATER BOILER                1        3.83-904   MEM GROUP
- -------------------------------------------------------------------------------
1010099-6       WATER BOILER                1        5.79-406   MEM GROUP
- -------------------------------------------------------------------------------
1010099-6       WATER BOILER                1        7.79-410   MEM GROUP
- --------------------------------------------------------------------------------
1010099-6       WATER BOILER                1        5.79-388   MEM GROUP
- --------------------------------------------------------------------------------
102100-122      ANNUNCIATOR-OH PNL          1           154     MEM GROUP
- --------------------------------------------------------------------------------
102300-8        CONTROLLER ASSY             1          0601     MEM GROUP
- --------------------------------------------------------------------------------
102300-8        CONTROLLER ASSY             1          0516     MEM GROUP
- --------------------------------------------------------------------------------
102300-8        CONTROLLER ASSY             1           389     MEM GROUP
- --------------------------------------------------------------------------------
103000-8        WARNING SYSTEM              1           333     MEM GROUP
- --------------------------------------------------------------------------------
103000-14       WARNING SYSTEM              1           326     MEM GROUP
- --------------------------------------------------------------------------------
1164410-120     MAIN MULTIPLEXER            1         0970008   MEM GROUP
- --------------------------------------------------------------------------------
1164420-120     SUB MULTIPLEXER             1        107000048  MEM GROUP
- --------------------------------------------------------------------------------
1164440-120     TIMER SECTION-DECODER       1        078000184  MEM GROUP
- --------------------------------------------------------------------------------
1164440-120     TIMER SECTION-DECODER       1        097000045  MEM GROUP
- --------------------------------------------------------------------------------
1164440-120     TIMER SECTION-DECODER       1        098000214  MEM GROUP
- --------------------------------------------------------------------------------
1164440-120     TIMER SECTION-DECODER       1        107000054  MEM GROUP
- --------------------------------------------------------------------------------
1164440-120     TIMER SECTION-DECODER       1        068000138  MEM GROUP
- --------------------------------------------------------------------------------
1164440-120     TIMER SECTION-DECODER       1        098000224  MEM GROUP
- --------------------------------------------------------------------------------
130334-1        SELECTOR-CABIN PRESS        1          11-279   MEM GROUP
- --------------------------------------------------------------------------------
16720-1         APU START PUMP              1           284     MEM GROUP
- --------------------------------------------------------------------------------
16720-1         APU START PUMP              1           719     MEM GROUP
- --------------------------------------------------------------------------------
1964106-6       YAW RATE GYRO               1         79070912  MEM GROUP
- --------------------------------------------------------------------------------
1964106-6       YAW RATE GYRO                1        79080927  MEM GROUP
- --------------------------------------------------------------------------------
1964192-7       M.A.L.U.                    1         74010286  MEM GROUP
- -------------------------------------------------------------------------------

                             WORLD AIRWAYS, INC.

                      ROTABLE SPARES SURPLUS INVENTORY

                                 EXHIBIT A1

                                 N114 & N115

- --------------------------------------------------------------------------------
                                                        SERIAL         BASE
PART NUMBER       NOMENCLATURE                QTY       NUMBER       LOCATION
- --------------------------------------------------------------------------------
1964192-7         M.A.L.U.                     1       74040307      MEM GROUP
- --------------------------------------------------------------------------------
1964193-6         LINEAR ACCELEROMETER         1       79120868      MEM GROUP
- --------------------------------------------------------------------------------
1990548-7         PITCH COMPUTER               1       74030075      MEM GROUP
- --------------------------------------------------------------------------------
1990548-7         PITCH COMPUTER               1       79040206      MEM GROUP
- --------------------------------------------------------------------------------
1990548-7         PITCH COMPUTER               1       75100150      MEM GROUP
- --------------------------------------------------------------------------------
1990549-7         ROLL COMPUTER                1       74060098      MEM GROUP
- --------------------------------------------------------------------------------
1990549-7         ROLL COMPUTER                1       80010222      MEM GROUP
- --------------------------------------------------------------------------------
1990549-8         ROLL COMPUTER                1       88120272      MEM GROUP
- --------------------------------------------------------------------------------
1990553-4         PANEL DIR CNTL               1       74040340      MEM GROUP
- --------------------------------------------------------------------------------
1990554-4         PANEL VHL NAV CNTL           1       72090003      MEM GROUP
- --------------------------------------------------------------------------------
1990554-4         PANEL VHL NAV CNTL           1       74050077      MEM GROUP
- --------------------------------------------------------------------------------
1990554-4         PANEL VHL NAV CNTL           1       79060175      MEM GROUP
- --------------------------------------------------------------------------------
2070409-0101      ANTENNA WX RADAR             1         2570        MEM GROUP
- --------------------------------------------------------------------------------
2070409-0101      ANTENNA WX RADAR             1         2940        MEM GROUP
- --------------------------------------------------------------------------------
2222601-6         FLT DATA ACQUSITION          1         1338        MEM GROUP
- --------------------------------------------------------------------------------
2223574           PANEL-DATA ENTRY             1         503         MEM GROUP
- --------------------------------------------------------------------------------
2593342-932       AT/SC COMPUTER               1       79121135      MEM GROUP
- --------------------------------------------------------------------------------
2594466-905       IND MACH A/S                 1       87052753      MEM GROUP
- --------------------------------------------------------------------------------
32-3110-005       VALVE A/I                    1       11741849      MEM GROUP
- --------------------------------------------------------------------------------
32-3110-005       VALVE A/I                    1       1760132       MEM GROUP
- --------------------------------------------------------------------------------
350880-6          PUMP HYDRAULIC               1       MX328834      MEM GROUP
- --------------------------------------------------------------------------------
623272            PUMP HYDRAULIC               1        01537        MEM GROUP
- --------------------------------------------------------------------------------
3757082-7         YAW COMPUTER                 1       79110550      MEM GROUP
- --------------------------------------------------------------------------------
3757082-7         YAW COMPUTER                 1       79120558      MEM GROUP
- --------------------------------------------------------------------------------
3759028-6         PANEL PITCH CONTROL          1       78030110      MEM GROUP
- --------------------------------------------------------------------------------
3759028-6         PANEL PITCH CONTROL          1       79030123      MEM GROUP
- --------------------------------------------------------------------------------
3759028-6         PANEL PITCH CONTROL          1       77030098      MEM GROUP
- --------------------------------------------------------------------------------
3759029-6         PANEL PITCH CONTROL          1       76080145      MEM GROUP
- --------------------------------------------------------------------------------

                             WORLD AIRWAYS, INC.

                      ROTABLE SPARES SURPLUS INVENTORY

                                 EXHIBIT A1

                                 N114 & N115

- ------------------------------------------------------------------------
                                                 SERIAL         BASE

PART NUMBER     NOMENCLATURE             QTY     NUMBER       LOCATION
- ------------------------------------------------------------------------
3759029-6       PANEL PITCH CONTROL       1      71105105     MEM GROUP
- ------------------------------------------------------------------------
3759029-6       PANEL PITCH CONTROL       1      79110177     MEM GROUP
- ------------------------------------------------------------------------
384022-5-1      STARTER                   1      AEX02878     MEM GROUP
- ------------------------------------------------------------------------
384022-5-1      STARTER                   1      AEX01772     MEM GROUP
- ------------------------------------------------------------------------
396372-2        VALVE-FLOW CNTL           1       P1486C      MEM GROUP
- ------------------------------------------------------------------------
396372-2        VALVE-FLOW CNTL           1       P1700C      MEM GROUP
- ------------------------------------------------------------------------
396372-2        VALVE-FLOW CNTL           1       SC-508      MEM GROUP
- ------------------------------------------------------------------------
4003733-903     IND HORIZ SIT             1      4080357      MEM GROUP
- ------------------------------------------------------------------------
4003733-903     IND HORIZ SIT             1     80100778      MEM GROUP
- ------------------------------------------------------------------------
4003733-903     IND HORIZ SIT             1      5060457      MEM GROUP
- ------------------------------------------------------------------------
4003733-903     IND HORIZ SIT             1      4060350      MEM GROUP
- ------------------------------------------------------------------------
4003734-901     IND-RADIO MAGNETIC        1      4050204      MEM GROUP
- ------------------------------------------------------------------------
4004670-740     THRUST RATE COMP          1     77090541      MEM GROUP
- ------------------------------------------------------------------------
4004670-742     THRUST RATE COMP          1      4110444      MEM GROUP
- ------------------------------------------------------------------------
4005123-901     ALTIMETER                 1     79011054      MEM GROUP
- ------------------------------------------------------------------------
4005123-901     ALTIMETER                 1     79081084      MEM GROUP
- ------------------------------------------------------------------------
4006584-901     IND ATTITUDE DIR          1      4090285      MEM GROUP
- ------------------------------------------------------------------------
4006584-901     IND ATTITUDE DIR          1      3050154      MEM GROUP
- ------------------------------------------------------------------------
4006584-901     IND ATTITUDE DIR          1      3050156      MEM GROUP
- ------------------------------------------------------------------------
4006584-901     IND ATTITUDE DIR          1      3070186      MEM GROUP
- ------------------------------------------------------------------------
4010-07         PANEL-F/E FAULT ISOL      1        201        MEM GROUP
- ------------------------------------------------------------------------
414470          PUMP AUX ELEC HYD         1     MX321525      MEM GROUP
- ------------------------------------------------------------------------
414470          PUMP AUX ELEC HYD         1     MX342366      MEM GROUP
- ------------------------------------------------------------------------
452080-05-28    I.N.U. LITTON-72          1       0789        MEM GROUP
- ------------------------------------------------------------------------
452080-05-28    I.N.U. LITTON-72          1       0784        MEM GROUP
- ------------------------------------------------------------------------
452090-02       C.D.U. LITTON-72          1      01674        MEM GROUP
- ------------------------------------------------------------------------
452090-02       C.D.U. LITTON-72          1       0196        MEM GROUP
- ------------------------------------------------------------------------
452090-02       C.D.U. LITTON-72          1       0575        MEM GROUP
- ------------------------------------------------------------------------

                                 PAGE 3 of 7

                            WORLD AIRWAYS, INC.

                      ROTABLE SPARES SURPLUS INVENTORY

                                EXHIBIT A1

                                N114 & N115

- --------------------------------------------------------------------------------
                                                      SERIAL        BASE
PART NUMBER         NOMENCLATURE        QTY           NUMBER      LOCATION
- --------------------------------------------------------------------------------
452090-02         C.D.U. LITTON-72       1             0638       MEM GROUP
- --------------------------------------------------------------------------------
452090-02         C.D.U. LITTON-72       1             0785       MEM GROUP
- -------------------------------------------------------------------------------
452100-02         M.S.U. LITTON-72       1             0344       MEM GROUP
- -------------------------------------------------------------------------------
452100-02         M.S.U. LITTON-72       1            01723       MEM GROUP
- -------------------------------------------------------------------------------
5000757-4         MAIN WHEEL ASSY        1          JAN74-276     MEM GROUP
- -------------------------------------------------------------------------------
5000757-5         MAIN WHEEL ASSY        1          DEC77-126     MEM GROUP
- -------------------------------------------------------------------------------
5000757-5         MAIN WHEEL ASSY        1          MAR77-1504    MEM GROUP
- -------------------------------------------------------------------------------
5000757-5         MAIN WHEEL ASSY        1          OCT76-137     MEM GROUP
- -------------------------------------------------------------------------------
5000757-5         MAIN WHEEL ASSY        1          DEC77-122     MEM GROUP
- -------------------------------------------------------------------------------
5000757-6         MAIN WHEEL ASSY        1          MAR79-722     MEM GROUP
- -------------------------------------------------------------------------------
5000757-6         MAIN WHEEL ASSY        1          AUG78-406     MEM GROUP
- -------------------------------------------------------------------------------
5000757-6         MAIN WHEEL ASSY        1          JUN80-1289    MEM GROUP
- -------------------------------------------------------------------------------
5000757-6         MAIN WHEEL ASSY        1          DEC79-1159    MEM GROUP
- -------------------------------------------------------------------------------
5000757-6         MAIN WHEEL ASSY        1           FEB79-649    MEM GROUP
- -------------------------------------------------------------------------------
5000757-8         MAIN WHEEL ASSY        1          DEC87-3015    MEM GROUP
- -------------------------------------------------------------------------------
5000757-8         MAIN WHEEL ASSY        1          NOV86-2537    MEM GROUP
- -------------------------------------------------------------------------------
5000758-6R        BRAKE ASSY             1           OCT78-194    MEM GROUP
- -------------------------------------------------------------------------------
5000758-6R        BRAKE ASSY             1           APR77-113    MEM GROUP
- -------------------------------------------------------------------------------
5000758-10R       BRAKE ASSY             1            SEP76-83    MEM GROUP
- -------------------------------------------------------------------------------
50047             OVEN                   1               305      MEM GROUP
- -------------------------------------------------------------------------------
50047             OVEN                   1               261      MEM GROUP
- -------------------------------------------------------------------------------
50047             OVEN                   1               250      MEM GROUP
- -------------------------------------------------------------------------------
50562             IND-WATER QTY          1             80E0171    MEM GROUP
- -------------------------------------------------------------------------------
521141            IND-APU EGT            1            04800122    MEM GROUP
- -------------------------------------------------------------------------------
521142            IND-N1 APU             1            06800130    MEM GROUP
- -------------------------------------------------------------------------------
521143            IND-N2 APU             1            04800121    MEM GROUP
- -------------------------------------------------------------------------------
521199            IND-FUEL TANK TEMP     1            01750101    MEM GROUP
- -------------------------------------------------------------------------------
522-3698-014      RADIO ALT R/T          1              11090     MEM GROUP
- -------------------------------------------------------------------------------

                                 Page 4 of 7

                             WORLD AIRWAYS, INC.

                      ROTABLE SPARES SURPLUS INVENTORY

                                 EXHIBIT A1

                                 N114 & N115

- --------------------------------------------------------------------------------
                                                      SERIAL          BASE
PART NUMBER      NOMENCLATURE               QTY       NUMBER        LOCATION
- --------------------------------------------------------------------------------
627652-1         PNEU SYS CONTROLLER         1       069C-360      MEM GROUP
- --------------------------------------------------------------------------------
700-1117-001     PROJECTOR-VIDEO             1         6161        MEM GROUP
- --------------------------------------------------------------------------------
743-0217-001     UNIT-SYSTEM CONTROL         1         0202        MEM GROUP
- --------------------------------------------------------------------------------
743-0238-001     PLAYER-VIDEO CASSETTE       1        101207       MEM GROUP
- --------------------------------------------------------------------------------
707304E          C.S.D.                      1         1658        MEM GROUP
- --------------------------------------------------------------------------------
8-061-25         IND GEAR POS PROX           1          288        MEM GROUP
- --------------------------------------------------------------------------------
8-061-25         IND GEAR POS PROX           1          293        MEM GROUP
- --------------------------------------------------------------------------------
8-061-25         IND GEAR POS PROX           1          382        MEM GROUP
- --------------------------------------------------------------------------------
9070M55P42       MAIN ENG CONTROL            1       WYG22098      MEM GROUP
- --------------------------------------------------------------------------------
9070M55P39       MAIN ENG CONTROL            1       WYG20157      MEM GROUP
- --------------------------------------------------------------------------------
8062-819         MAIN ENG CONTROL            1       WYG24032      MEM GROUP
- --------------------------------------------------------------------------------
898626-3         VALVE PRESS REG             1         P-992       MEM GROUP
- --------------------------------------------------------------------------------
898626-3         VALVE PRESS REG             1         P-920       MEM GROUP
- --------------------------------------------------------------------------------
8DJ175LXP2       IND EGT                     1         N0119       MEM GROUP
- --------------------------------------------------------------------------------
8DJ175LXP2       IND EGT                     1         N0044       MEM GROUP
- --------------------------------------------------------------------------------
8DJ175LXP2       IND EGT                     1         P0083       MEM GROUP
- --------------------------------------------------------------------------------
8DJ176WAP2       IND N1 TACH                 1         R0099       MEM GROUP
- --------------------------------------------------------------------------------
8DJ176WAP2       IND N1 TACH                 1         R0711       MEM GROUP
- --------------------------------------------------------------------------------
8DJ176WAP2       IND N1 TACH                 1         S0454       MEM GROUP
- --------------------------------------------------------------------------------
8DJ176WAP2       IND N1 TACH                 1         R0676       MEM GROUP
- --------------------------------------------------------------------------------
8DJ176WAR2       IND N2 TACH                 1         S0182       MEM GROUP
- --------------------------------------------------------------------------------
8DJ176WAR2       IND N2 TACH                 1         R0412       MEM GROUP
- --------------------------------------------------------------------------------
8DJ176WAR2       IND N2 TACH                 1         H0443       MEM GROUP
- --------------------------------------------------------------------------------
8DJ176WAR2       IND N2 TACH                 1         R0083       MEM GROUP
- --------------------------------------------------------------------------------
8DJ225WAB1       IND FLAP                    1         J0145       MEM GROUP
- --------------------------------------------------------------------------------
8DJ225WAB1       IND FLAP                    1         J0049       MEM GROUP
- --------------------------------------------------------------------------------
8DJ225WAB1       IND FLAP                    1         K0072       MEM GROUP
- --------------------------------------------------------------------------------
8DJ225WAB1       IND FLAP                    1         L0013       MEM GROUP
- --------------------------------------------------------------------------------

                                 Page 5 of 7

                             WORLD AIRWAYS, INC.

                      ROTABLE SPARES SURPLUS INVENTORY

                                 EXHIBIT A1

                                 N114 & N115

- --------------------------------------------------------------------------------
                                                        SERIAL         BASE
PART NUMBER       NOMENCLATURE                QTY       NUMBER       LOCATION
- --------------------------------------------------------------------------------
8DJ225WAD2        IND FLAP/SLAP POS            1        R0024        MEM GROUP
- --------------------------------------------------------------------------------
8DJ225WAD2        IND FLAP/SLAP POS            1        P0037        MEM GROUP
- --------------------------------------------------------------------------------
9257-04           PUMP ENGINE FUEL             1        10583        MEM GROUP
- --------------------------------------------------------------------------------
9257-08           PUMP ENGINE FUEL             1       CGW10229      MEM GROUP
- --------------------------------------------------------------------------------
976J863-10        B.C.U.                       1        MA1351       MEM GROUP
- --------------------------------------------------------------------------------
976J863-10        B.C.U.                       1        PZ1303       MEM GROUP
- --------------------------------------------------------------------------------
978690-4          VALVE H.P. BLEED             1         P-682       MEM GROUP
- --------------------------------------------------------------------------------
978690-4          VALVE H.P. BLEED             1         P-832       MEM GROUP
- --------------------------------------------------------------------------------
979186-1          VALVE BUTTERFLY              1       AEX10798C     MEM GROUP
- --------------------------------------------------------------------------------
979186-1          VALVE BUTTERFLY              1       AEX10344C     MEM GROUP
- --------------------------------------------------------------------------------
979186-1          VALVE BUTTERFLY              1       AEX10166C     MEM GROUP
- --------------------------------------------------------------------------------
979186-1          VALVE BUTTERFLY              1       AEX40171      MEM GROUP
- --------------------------------------------------------------------------------
B4361710001       ALT PNEU STANDBY             1          811        MEM GROUP
- --------------------------------------------------------------------------------
B4361710001       ALT PNEU STANDBY             1          401        MEM GROUP
- --------------------------------------------------------------------------------
B4361710001       ALT PNEU STANDBY             1          666        MEM GROUP
- --------------------------------------------------------------------------------
BG1039AA05        PAFAM COMPUTER               1          289        MEM GROUP
- --------------------------------------------------------------------------------
G2933             PANEL-VHF COMM CNTL          1          142        MEM GROUP
- --------------------------------------------------------------------------------
G2933             PANEL-VHF COMM CNTL          1           74        MEM GROUP
- --------------------------------------------------------------------------------
G2933             PANEL-VHF COMM CNTL          1           79        MEM GROUP
- --------------------------------------------------------------------------------
G3816             PANEL-ATC CNTL               1          725        MEM GROUP
- --------------------------------------------------------------------------------
G3847             PANEL-SELCAL CNTL            1           4         MEM GROUP
- --------------------------------------------------------------------------------
G5518             PANEL-F/E JACK BOX CNTL      1           35        MEM GROUP
- --------------------------------------------------------------------------------
HG280D5           C.A.D.C.                     1          819        MEM GROUP
- --------------------------------------------------------------------------------
HG280D5           C.A.D.C.                     1          789        MEM GROUP
- --------------------------------------------------------------------------------
HG280D5           C.A.D.C.                     1          877        MEM GROUP
- --------------------------------------------------------------------------------
HG280D5           C.A.D.C.                     1          596        MEM GROUP
- --------------------------------------------------------------------------------
M2977-A1          OVEN                         1         0082        MEM GROUP
- --------------------------------------------------------------------------------
M2977-A1          OVEN                         1         0033        MEM GROUP
- --------------------------------------------------------------------------------

                             WORLD AIRWAYS, INC.

                      ROTABLE SPARES SURPLUS INVENTORY

                                 EXHIBIT A1

N114 & N115

- --------------------------------------------------------------------
                                              SERIAL        BASE

PART NUMBER      NOMENCLATURE        QTY      NUMBER      LOCATION
- --------------------------------------------------------------------
M2977-A1         OVEN                1         0068       MEM GROUP
- --------------------------------------------------------------------
M2977-A1         OVEN                1         0065       MEM GROUP
- --------------------------------------------------------------------
M2977-A1         OVEN                1         0060       MEM GROUP
- --------------------------------------------------------------------
P134-395-7       FILL DRAIN VALVE    1        3012114     MEM GROUP
- --------------------------------------------------------------------
RDAX7002-29      TAPE REPRODUCER     1         100021     MEM GROUP
- --------------------------------------------------------------------
                     ITEM TOTAL:    173
                                   -----

                                 Page 7 of 7

                             WORLD AIRWAYS, INC.

                      ROTABLE SPARES SURPLUS INVENTORY

                                 EXHIBIT A2

                          DC10-10 SURPLUS MATERIAL

- --------------------------------------------------------------------------------
                                                      SERIAL           BASE
  PART NUMBER        NOMENCLATURE          QTY        NUMBER           LOCATION
- -------------------------------------------------------------------------------
  003-001-003    PROBE FAULT ISOLATION      1          193            MEM GRP
- --------------------------------------------------------------------------------
  102300-9       CNTL MASTER WARNING        1          388            MEM GRP
- --------------------------------------------------------------------------------
  1400           WATER BOILER               1          1010           MEM GRP
- --------------------------------------------------------------------------------
  1400           WATER BOILER               1          1026           MEM GRP
- --------------------------------------------------------------------------------
  155750-1       ACTUATOR                   1          101            MEM GRP
- --------------------------------------------------------------------------------
  1964570-5      PANEL PITCH CNTL           1         7206100         MEM GRP
- --------------------------------------------------------------------------------
  1964570-5      PANEL PITCH CNTL           1         7204101         MEM GRP
- --------------------------------------------------------------------------------
  1964570-5      PANEL PITCH CNTL           1         7202101         MEM GRP
- --------------------------------------------------------------------------------
  1978172-4      PANEL DIR CNTL             1         7112100         MEM GRP
- --------------------------------------------------------------------------------
  2067635-0703   IND RADIO ALT              1          7610           MEM GRP
- --------------------------------------------------------------------------------
  217-003-011M   IND MASTER                 1          1067           MEM GRP
- --------------------------------------------------------------------------------
  217-003-011M   IND MASTER                 1           198           MEM GRP
- --------------------------------------------------------------------------------
  217-003-016M   IND MASTER                 1           123           MEM GRP
- --------------------------------------------------------------------------------
  217-003-016M   IND MASTER                 1          1013           MEM GRP
- --------------------------------------------------------------------------------
  2594549-901    IND THRUST                 1         2060232         MEM GRP
- --------------------------------------------------------------------------------
  2594549-901    IND THRUST                 1         2110267         MEM GRP
- --------------------------------------------------------------------------------
  2594628-901    IND HORIZ SIT              1         2050253         MEM GRP
- --------------------------------------------------------------------------------
  2594628-901    IND HORIZ SIT              1         2060265         MEM GRP
- --------------------------------------------------------------------------------
  2594628-901    IND HORIZ SIT              1         3110422         MEM GRP
- --------------------------------------------------------------------------------
  2594628-901    IND HORIZ SIT              1         78070556        MEM GRP
- --------------------------------------------------------------------------------
  2594628-903    IND HORIZ SIT              1         81020636        MEM GRP
- --------------------------------------------------------------------------------
  2594860-901    GYRO DIRECTIONAL           1          2060305        MEM GRP
- --------------------------------------------------------------------------------
  2594861-902    GYRO VERITICAL             1          3010483        MEM GRP
- --------------------------------------------------------------------------------
  308-002-001    IND LGR WEIGHT             1            1013         MEM GRP
- --------------------------------------------------------------------------------
  3757088-9      PITCH COMPUTER             1         72048009        MEM GRP
- --------------------------------------------------------------------------------
  3757088-9      PITCH COMPUTER             1         72058013        MEM GRP
- --------------------------------------------------------------------------------
  3757088-9      PITCH COMPUTER             1         78085053        MEM GRP
- --------------------------------------------------------------------------------


                                 Page 1 of 6

                             WORLD AIRWAYS, INC.

                      ROTABLE SPARES SURPLUS INVENTORY

                                 EXHIBIT A2

                          DC10-10 SURPLUS MATERIAL

- -------------------------------------------------------------------------------

                                                      SERIAL          BASE
PART NUMBER      NOMENCLATURE               QTY       NUMBER        LOCATION
- -------------------------------------------------------------------------------
3757089-9        ROLL COMPUTER               1       72065163      MEM GRP
- -------------------------------------------------------------------------------
3757091-9        YAW COMPUTER                1       72068217      MEM GRP
- -------------------------------------------------------------------------------
3757091-9        YAW COMPUTER                1       77080119      MEM GRP
- -------------------------------------------------------------------------------
3757091-9        YAW COMPUTER                1       79020138      MEM GRP
- -------------------------------------------------------------------------------
3757091-9        YAW COMPUTER                1       72068211      MEM GRP
- -------------------------------------------------------------------------------
3757121-9        PITCH COMPUTER              1       72028125      MEM GRP
- -------------------------------------------------------------------------------
4004670-912      THRUST RATE COMP            1       2060194       MEM GRP
- -------------------------------------------------------------------------------
416-0001-21      COFFEE MAKER                1         134         MEM GRP
- -------------------------------------------------------------------------------
416-0001-7       COFFEE MAKER                1        0014         MEM GRP
- -------------------------------------------------------------------------------
416-0001-7       COFFEE MAKER                1        0028         MEM GRP
- -------------------------------------------------------------------------------
416-0001-7       COFFEE MAKER                1        0042         MEM GRP
- -------------------------------------------------------------------------------
416-0001-7       COFFEE MAKER                1        2025         MEM GRP
- -------------------------------------------------------------------------------
452080-04-02-28  I.N.U.-LITTON 72            1        0055         MEM GRP
- -------------------------------------------------------------------------------
452080-04-02-28  I.N.U.-LITTON 72            1        0064         MEM GRP
- -------------------------------------------------------------------------------
452080-04-28     I.N.U.-LITTON 72            1        0379         MEM GRP
- -------------------------------------------------------------------------------
452080-04-28     I.N.U.-LITTON 72            1        0407         MEM GRP
- -------------------------------------------------------------------------------
452100-02        M.S.U.-LITTON 72            1       01569         MEM GRP
- -------------------------------------------------------------------------------
452100-02        M.S.U.-LITTON 72            1       02421         MEM GRP
- -------------------------------------------------------------------------------
452100-02        M.S.U.-LITTON 72            1        0905         MEM GRP
- -------------------------------------------------------------------------------
452100-02        M.S.U.-LITTON 72            1        4683         MEM GRP
- -------------------------------------------------------------------------------
458100-02-02     C.D.U.-OMEGA                1        0889         MEM GRP
- -------------------------------------------------------------------------------
482653-0001      VIDEO DIST AMP              1        5424         MEM GRP
- -------------------------------------------------------------------------------
487425-0015      SYS CNTL UNIT               1        6412         MEM GRP
- -------------------------------------------------------------------------------
487425-0015      SYS CNTL UNIT               1        6490         MEM GRP
- -------------------------------------------------------------------------------
487720-0002-M    VIDEO PROJECTOR             1        6115         MEM GRP
- -------------------------------------------------------------------------------
487720-0001-M    VIDEO PROJECTOR             1        3572         MEM GRP
- -------------------------------------------------------------------------------
488484-0001-L    TUNER                       1        6409         MEM GRP
- -------------------------------------------------------------------------------

                             WORLD AIRWAYS, INC.

                      ROTABLE SPARES SURPLUS INVENTORY

                                 EXHIBIT A2

                          DC10-10 SURPLUS MATERIAL

- --------------------------------------------------------------------------------
                                                    SERIAL           BASE
PART NUMBER         NOMENCLTURE          QTY        NUMBER         LOCATION
[S]                 [C]                  [C]        [C]            [C]
- --------------------------------------------------------------------------------
489907-0001-C       VIDEO PROJECTOR       1          6436           MEM GRP
- --------------------------------------------------------------------------------
490331-0001         COMPACT HPU           1          0145           MEM GRP
- --------------------------------------------------------------------------------
490331-0001         COMPACT HPU           1          0193           MEM GRP
- --------------------------------------------------------------------------------
490331-0001         COMPACT HPU           1           124           MEM GRP
- --------------------------------------------------------------------------------
490331-0001         COMPACT HPU           1          3508           MEM GRP
- --------------------------------------------------------------------------------
490331-0001         COMPACT HPU           1          3510           MEM GRP
- --------------------------------------------------------------------------------
5000306-4           MAIN WHEEL ASSY       1       APR81-1607        MEM GRP
- --------------------------------------------------------------------------------
5000306-4           MAIN WHEEL ASSY       1       NOV81-1896        MEM GRP
- --------------------------------------------------------------------------------
5000306-4           MAIN WHEEL ASSY       1        JUN79-84         MEM GRP
- --------------------------------------------------------------------------------
5000306-4           MAIN WHEEL ASSY       1       JUN84-2319        MEM GRP
- --------------------------------------------------------------------------------
5000306-4           MAIN WHEEL ASSY       1        AUG79-255        MEM GRP
- --------------------------------------------------------------------------------
5000306-4           MAIN WHEEL ASSY       1       DEC80-1259        MEM GRP
- --------------------------------------------------------------------------------
5000306-4           MAIN WHEEL ASSY       1        JAN79-17         MEM GRP
- --------------------------------------------------------------------------------
5000306-4           MAIN WHEEL ASSY       1       OCT79-378         MEM GRP
- --------------------------------------------------------------------------------
5000306-4           MAIN WHEEL ASSY       1       MAR80-665         MEM GRP
- --------------------------------------------------------------------------------
5000306-4           MAIN WHEEL ASSY       1       DEC80-1232        MEM GRP
- --------------------------------------------------------------------------------
5000306-4           MAIN WHEEL ASSY       1       DEC86-2548        MEM GRP
- --------------------------------------------------------------------------------
5000307             NOSE WHEEL ASSY       1       AUG73-484         MEM GRP
- --------------------------------------------------------------------------------
5000307             NOSE WHEEL ASSY       1       DEC80-985         MEM GRP
- --------------------------------------------------------------------------------
5000307             NOSE WHEEL ASSY       1       DEC90-0216        MEM GRP
- --------------------------------------------------------------------------------
5000307             NOSE WHEEL ASSY       1        OCT79-864        MEM GRP
- --------------------------------------------------------------------------------
5000307             NOSE WHEEL ASSY       1       JUL82-1167        MEM GRP
- --------------------------------------------------------------------------------
5000307             NOSE WHEEL ASSY       1       MAY73-440         MEM GRP
- --------------------------------------------------------------------------------
5000307             NOSE WHEEL ASSY       1       JAN73-390         MEM GRP
- --------------------------------------------------------------------------------
5000307             NOSE WHEEL ASSY       1       JUN81-1062        MEM GRP
- --------------------------------------------------------------------------------
5000307             NOSE WHEEL ASSY       1       SEP80-952         MEM GRP
- --------------------------------------------------------------------------------
5000307             NOSE WHEEL ASSY       1       OCT72-361         MEM GRP
- --------------------------------------------------------------------------------

                             WORLD AIRWAYS, INC.
                      ROTABLE SPARES SURPLUS INVENTORY
                                 EXHIBIT A2
                          DC10-10 SURPLUS MATERIAL

- -------------------------------------------------------------------------------
                                                        SERIAL        BASE
PART NUMBER          NOMENCLATURE          QTY          NUMBER      LOCATION
- -------------------------------------------------------------------------------
5000307              NOSE WHEEL ASSY        1          MAY73-415    MEM GRP
- -------------------------------------------------------------------------------
5000307              NOSE WHEEL ASSY        1          JAN83-1206   MEM GRP
- -------------------------------------------------------------------------------
5000307              NOSE WHEEL ASSY        1          MAY79-816    MEM GRP
- -------------------------------------------------------------------------------
5000307              NOSE WHEEL ASSY        1          DEC77-760    MEM GRP
- -------------------------------------------------------------------------------
5000307              NOSE WHEEL ASSY        1          JUN71-99     MEM GRP
- -------------------------------------------------------------------------------
5000307              NOSE WHEEL ASSY        1          JUN81-1044   MEM GRP
- -------------------------------------------------------------------------------
5000307              NOSE WHEEL ASSY        1          MAR74-533    MEM GRP
- -------------------------------------------------------------------------------
5000709-7            BRAKE ASSY             1          OCT88-0081   MEM GRP
- -------------------------------------------------------------------------------
5000709-3            BRAKE ASSY             1          AUG88-0217   MEM GRP
- -------------------------------------------------------------------------------
5000709-3            BRAKE ASSY             1           JAN73-812   MEM GRP
- -------------------------------------------------------------------------------
5000709-7            BRAKE ASSY             1           OCT71-425   MEM GRP
- -------------------------------------------------------------------------------
5000709-7            BRAKE ASSY             1          AUG74-1043   MEM GRP
- -------------------------------------------------------------------------------
5000709-7            BRAKE ASSY             1           JUN72-902   MEM GRP
- -------------------------------------------------------------------------------
5000709-7            BRAKE ASSY             1           MAY78-10    MEM GRP
- -------------------------------------------------------------------------------
5000709-7            BRAKE ASSY             1           SEP81-133   MEM GRP
- -------------------------------------------------------------------------------
5000709-7            BRAKE ASSY             1           OCT81-153   MEM GRP
- -------------------------------------------------------------------------------
5000709-7            BRAKE ASSY             1          OCT88-0075   MEM GRP
- -------------------------------------------------------------------------------
5000709-7            BRAKE ASSY             1          DEC87-0013   MEM GRP
- -------------------------------------------------------------------------------
5000709-7            BRAKE ASSY             1           OCT81-149   MEM GRP
- -------------------------------------------------------------------------------
5000709-7            BRAKE ASSY             1           JUN71-307   MEM GRP
- -------------------------------------------------------------------------------
5000709-7            BRAKE ASSY             1          DEC87-0009   MEM GRP
- -------------------------------------------------------------------------------
5000709-7            BRAKE ASSY             1           AUG79-56    MEM GRP
- -------------------------------------------------------------------------------
6000892-3            ANTI-SKID CNTL BOX     1          AUG72-186    MEM GRP
- -------------------------------------------------------------------------------
6001045-2            CIRCUIT BOARD          1           SEP71-507   MEM GRP
- -------------------------------------------------------------------------------
72-21-02-23          OVEN CONTROLLER        1           305/8/73    MEM GRP
- -------------------------------------------------------------------------------
787-6892-002         IND ATTITUDE DIR       1              22       MEM GRP
- -------------------------------------------------------------------------------
787-6892-002         IND ATTITUDE DIR       1              113      MEM GRP
- -------------------------------------------------------------------------------

                             WORLD AIRWAYS, INC.
                      ROTABLE SPARES SURPLUS INVENTORY
                                 EXHIBIT A2
                          DC10-10 SURPLUS MATERIAL

- --------------------------------------------------------------------------------
                                                  SERIAL          BASE
PART NUMBER        NOMENCLATURE        QTY        NUMBER        LOCATION
- --------------------------------------------------------------------------------
787-6892-002       IND ATTITUDE DIR     1          147          MEM GRP
- --------------------------------------------------------------------------------
787-6892-002       IND ATTITUDE DIR     1          7C138        MEM GRP
- --------------------------------------------------------------------------------
8062-121           MAIN ENG CNTL        1          WYC14045     MEM GRP
- --------------------------------------------------------------------------------
8062-127           MAIN ENG CNTL        1          WYG11746     MEM GRP
- --------------------------------------------------------------------------------
8901-118           SENSOR               1          WYG11577     MEM GRP
- --------------------------------------------------------------------------------
8901-170           SENSOR               1          WYG16281     MEM GRP
- --------------------------------------------------------------------------------
898584-8           VALVE PRESS REG      1          NB2207       MEM GRP
- --------------------------------------------------------------------------------
8DJ175LWS2         IND EGT              1          M0026        MEM GRP
- --------------------------------------------------------------------------------
8DJ175LWT2         IND EGT              1          G0005        MEM GRP
- --------------------------------------------------------------------------------
8DJ175LWT2         IND EGT              1          J0036        MEM GRP
- --------------------------------------------------------------------------------
8DJ175LWT2         IND EGT              1          J0117        MEM GRP
- --------------------------------------------------------------------------------
8DJ175LWT2         IND EGT              1          K0415        MEM GRP
- --------------------------------------------------------------------------------
8DJ175LWT2         IND EGT              1          N0085        MEM GRP
- --------------------------------------------------------------------------------
8DJ176LZD2         IND N1 TACH          1          H0397        MEM GRP
- --------------------------------------------------------------------------------
8DJ176LZD2         IND N1 TACH          1          R0139        MEM GRP
- --------------------------------------------------------------------------------
8DJ176LZD2         IND N1 TACH          1          H0390        MEM GRP
- --------------------------------------------------------------------------------
8DJ176LZD2         IND N1 TACH          1          J0814        MEM GRP
- --------------------------------------------------------------------------------
8DJ176LZD2         IND N1 TACH          1          G0510        MEM GRP
- --------------------------------------------------------------------------------
8DJ176LZF2         IND RPM              1          J0192        MEM GRP
- --------------------------------------------------------------------------------
8DJ176LZF2         IND RPM              1          E0481        MEM GRP
- --------------------------------------------------------------------------------
8DJ176LZF2         IND RPM              1          J0044        MEM GRP
- --------------------------------------------------------------------------------
8DJ176LZF2         IND RPM              1          J0875        MEM GRP
- --------------------------------------------------------------------------------
9-114-02           F/F TRANSMITTER      1          449A         MEM GRP
- --------------------------------------------------------------------------------
9-114-02           F/F TRANSMITTER      1          553AB        MEM GRP
- --------------------------------------------------------------------------------
9-114-02           F/F TRANSMITTER      1          496A         MEM GRP
- --------------------------------------------------------------------------------
9-114-02           F/F TRANSMITTER      1          95A          MEM GRP
- --------------------------------------------------------------------------------
9-114-02           F/F TRANSMITTER      1          454A         MEM GRP
- --------------------------------------------------------------------------------

                             WORLD AIRWAYS, INC.

                      ROTABLE SPARES SURPLUS INVENTORY

                                 EXHIBIT A2

                          DC10-10 SURPLUS MATERIAL

- -------------------------------------------------------------------
                                              SERIAL        BASE

PART NUMBER      NOMEMCLATURE        QTY      NUMBER      LOCATION
- -------------------------------------------------------------------
9-115-10         ELECTRONIC UNIT      1         34         MEM GRP
- -------------------------------------------------------------------
9-118-03         IND FUEL FLOW        1        310         MEM GRP
- -------------------------------------------------------------------
9-118-03         IND FUEL FLOW        1        393         MEM GRP
- -------------------------------------------------------------------
978620-6         VALVE FAN AIR        1      P-380C        MEM GRP
- -------------------------------------------------------------------
ACG7439-5505     CYL NOSE STEERING    1      CCE044        MEM GRP
- -------------------------------------------------------------------
G3004            PANEL AUDIO CNTL     1        710         MEM GRP
- -------------------------------------------------------------------
G3004A           PANEL AUDIO CNTL     1        532         MEM GRP
- -------------------------------------------------------------------
G3004A           PANEL AUDIO CNTL     1        679         MEM GRP
- -------------------------------------------------------------------
G3004A           PANEL AUDIO CNTL     1        745         MEM GRP
- -------------------------------------------------------------------
G3006            PANEL VHF COMM CNTL  1        194         MEM GRP
- -------------------------------------------------------------------
G3006            PANEL VHF COMM CNTL  1        212         MEM GRP
- -------------------------------------------------------------------
G3016            PANEL HF CNTL        1         54         MEM GRP
- -------------------------------------------------------------------
G3630            PANEL VOR/DME        1         15         MEM GRP
- -------------------------------------------------------------------
G3630            PANEL VOR/DME        1         17         MEM GRP
- -------------------------------------------------------------------
G3630            PANEL VOR/DME        1          8         MEM GRP
- -------------------------------------------------------------------
G3948A           PANEL AUDIO CNTL     1          6         MEM GRP
- -------------------------------------------------------------------
G3948A           PANEL AUDIO CNTL     1         17         MEM GRP
- -------------------------------------------------------------------
G3948A           PANEL AUDIO CNTL     1          1         MEM GRP
- -------------------------------------------------------------------
487720-0001      VIDEO PROJECTOR      1       5508         MEM GRP
- -------------------------------------------------------------------
487720-0001      VIDEO PROJECTOR      1       5512         MEM GRP
- -------------------------------------------------------------------
                      ITEM TOTAL:    155
                                   -------

                                 EXHIBIT "B"
                                 -----------

Level              Gross Value of Sales              Commission
- -----              --------------------              ----------
  1                $1 - $837,525                     18%

  2                $837,526 - $1,675,050             20% plus $8,375.00 Bonus

  3                $1,675,050 - $2,512,575           22% plus $16,750.50 Bonus

  4                $2,512,576 & Up                   23% plus $12,562.88 Bonus

If TMG reaches Level 2 within nine months, additional compensation of $8,375.00 will be paid.

If TMG reaches Level 3 within 18 months, additional compensation of $16,750.50 will be paid.

If TMG reaches Level 4 within 30 months, additional compensation of $12,562.88 will be paid.

The parties agree that the above numbers may be revised from time to time by mutual agreement if market conditions substantially change.